Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The past year provided little joy for investors in global fixed-income securities. Concerns over rising interest rates and renewed inflation cast a pall over virtually all the world's bond markets. Even the U.S. Treasury and core European government bonds that were doing so well a year ago as other fixed-income markets were faltering are feeling the heat now. About the only bright spots have been emerging-markets bonds, which as a group recovered smartly from the financial crisis that nearly did them in during the summer and fall of 1998.

The results of this general market malaise are reflected in the performance of Putnam Master Intermediate Income Trust during the fiscal year that ended on September 30, 1999. In the following report, your fund's management team reviews performance and concludes that while more near-term volatility lies ahead, long-term prospects remain positive. I am pleased to announce that Robert M. Paine has been appointed to your fund's management team. Bob has been with Putnam since 1987 and has more than 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Managers

Robert M. Paine
David L. Waldman
D. William Kohli

Putnam Master Intermediate Income Trust began fiscal 1999 in the midst of a global financial meltdown that drove bond yields up and prices down in all areas except the U.S. Treasury and core European government bond sectors. At period's end, bond prices were once again depressed and yields pushed upward on worries of both rising inflation and rising interest rates in many markets around the world -- this time with U.S. Treasury and European securities participating in the general decline. The unsettled nature of the world's financial markets and bouts of volatility are reflected in your fund's performance for the 12 months ended September 30, 1999.

Total return for 12 months ended 9/30/99

     Net asset value                              Market price
----------------------------------------------------------------
          1.35%                                     -9.09%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* GLOBAL BONDS FALTER

Year to date, 1999 has been the worst period for domestic bonds since 1994. The yield on the bellwether 30-year U.S. Treasury bond hovered around 6.25% at period's end, up from the 5% level last seen in September 1998. Although the difference in yield between domestic high-yield bonds and U.S. Treasury securities narrowed as the first nine months of fiscal 1999 progressed, it widened considerably in the final months and ended the year relatively unchanged.

The sovereign bonds of Continental Europe provided weak results for the same reasons that domestic bonds did -- stronger-than-expected economic growth and expectations of central bank monetary tightening. The outlook and performance of Japanese government bonds vastly improved as the period progressed.


[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS (INTERNATIONAL SECTOR)]

TOP FIVE COUNTRY ALLOCATIONS
(INTERNATIONAL SECTOR)*

Canada                5.5%

Mexico                3.3%

Brazil                3.1%

United Kingdom        2.8%

Sweden                2.7%

*Based on net assets as of 9/30/99. Holdings will vary over time.


* TELECOM BONDS REMAIN KEY FOCUS IN HIGH-YIELD SECTOR

For several years now, high-yield bonds issued by telecommunications and media companies have enjoyed a substantial representation in your fund's portfolio. We believe the higher-yielding potential and growth opportunity offered by these bonds have made them worthwhile to own, particularly in light of the brisk merger and acquisition activity that has been spurred on by deregulation. Moreover, strong corporate profitability and accelerating economic growth have enabled many telecommunications companies to issue stock, prompting credit improvements and therefore higher bond prices.

Fund holdings such as NTL, Covad Communications Group, and Rhythms NetConnections have brought equity into their capital structure, thereby helping to decrease credit risk and push the bonds' prices higher. In the case of NTL, an owner/operator of United Kingdom Cable, an infusion of equity in the baLLPark of $6 billion was provided by Microsoft and France Telecom.

Covad and Rhythms, two high-speed digital communications services providers, successfully completed initial public offerings. Global Crossing is another fine example of a bond that appreciated in price on the heels of a credit upgrade. Other issues that worked well for the fund include Nextel, Charter Communications, Citadel, Chancellor Media (now AMFM, Inc.), and Network Plus. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* GAMING, PAPER, ENERGY BONDS PRESENT OPPORTUNITIES

Favorable supply/demand dynamics provided a favorable backdrop for your fund's gaming securities. In gaming, new jurisdiction areas such as Mississippi, Illinois, and Louisiana provide solid growth potential, since they have not yet experienced the overcapacity that now exists in Las Vegas and Atlantic City. Argosy Gaming Company is one fund holding that enjoyed substantial appreciation as a result of being refinanced. The fund owned the older debt, participated in the upgrade, and then purchased the new issue, which has continued to perform well. Coast Hotels and Casinos is another bond that contributed to performance. Following a run-up in price, we took profits on the Coast position in the fiscal year's second half.


"Those who believe history repeats itself may derive some comfort from the fact that bond yields peaked in early November 1994 before the bond market began on the road to recovery when investors decided plus-8% yields were tempting."

-- "Bond Market's 1999 Losses Look Like Horrors of 1994,"The Wall Street Journal Interactive Edition, October 14, 1999


As the period progressed, we selectively increased the fund's exposure to certain high-quality cyclical issues in the paper and energy sectors. Repap New Brunswick, Riverwood International, and Ocean Energy are all new holdings that offer attractive total return potential.

Stricter Medicare reimbursement formulas negatively affected the performance of several health-care issues, particularly long-term nursing care bonds such as Sun Healthcare and Mariner Post-Acute Network. We continue to hold these bonds in the portfolio, however, since we believe the bad news has been fully priced into the market and price appreciation going forward appears a possibility in the wake of recent public discourse.

* U.S. BOND RESULTS MIXED; EMERGING-MARKETS BONDS EXCEL

The fixed-income market's unpredictability this past year took its toll on U.S. Treasury and government agency securities, causing the fund's U.S. investment-grade holdings to produce mixed results. Throughout the period, we used the fund's Treasury exposure to keep the portfolio's average duration relatively neutral. Duration is a measure of a fund's sensitivity to interest-rate changes and given the uncertain interest-rate environment, we considered a neutral duration the most prudent course. We also rotated in and out of interest-only and principal-only commercial mortgage-backed securities (CMBSs) as market conditions and interest rate movements dictated. In general, the CMBS holdings added relative value to the portfolio, given strong economic activity and solid real estate fundamentals.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS
PER SECTOR

HIGH-YIELD BONDS

Charter Communications Holdings LLC,
144A senior notes, 8 5/8s, 2009

Midland Funding II Corp.,
debentures, Series A, 11 3/4s, 2005

Viatel, Inc.,
senior notes, 11 1/4s, 2008

FOREIGN BONDS

Brazil (Government of),
bonds, 11 5/8s, 2004

Canada (Government of),
bonds, 6s, 2008

United Mexican States,
bonds, Series XW, 10 3/8s, 2009

U.S. INVESTMENT-GRADE
SECURITIES

U.S. Treasury Notes,
5 1/4s, 2004

Government National Mortgage Association,
Pass-through certificates, 71/2s, 2023-2025

Government National Mortgage Association,
Pass-through certificates, 7s, 2023-2028

Footnote reads:
These holdings represent 21.7% of the fund's net assets as of 9/30/99. Portfolio holdings will vary over time.


As the fiscal year progressed, we bolstered the fund's position in emerging-markets securities from approximately 5% to roughly 9% of net assets. With emerging-markets bond prices hitting such extremely cheap levels last autumn, we believed the yields they provided more than compensated for the risks associated with these bonds. Our decision proved both timely and profitable as the emerging-markets bond sector provided the best relative performance over the period. The fund has exposure to bonds in Mexico and Brazil, which offer attractive yields relative to their medium-term sovereign creditworthiness.

The fund also had investment-grade positions in Sweden, the United Kingdom, Germany, and Canada. The portfolio's minimal position in Japanese government bonds limited performance, since these issues experienced a dramatic rebound in the period's second half. Although we slightly increased their representation within the portfolio near period's end, we continue to underweight Japanese bonds, concerned that a glut of supply will likely follow government spending initiatives.

* NEAR-TERM VOLATILITY LIKELY; LONG-TERM OUTLOOK STILL BRIGHT

By the time you receive this report, the Federal Reserve Board may have raised interest rates yet again in response to the stronger-than-expected economic data reported in September. The market volatility surrounding the mere expectation of such an action may cause alarm for many investors. Add to this the perceived problems of Y2K and illiquidity could become an issue. While these events may hinder the near-term performance of bonds, we view it as a potential buying opportunity for the portfolio. We believe the fundamental underpinnings of the U.S. economy remain sound and the Fed's actions in 1999 should prove to fortify the strength of U.S. corporations. In the long run, we expect Y2K to be viewed largely as a nonevent. We embark upon the new fiscal year with confidence in our ability to minimize potential volatility and maximize the resulting opportunities.


"Participating in the income and total return potential of a globally diversified bond fund -- particularly in light of today's attractive prices and higher yields -- might be the answer to some portfolio rebalancing questions as 1999 draws to a close."

-- Robert M. Paine, lead manager


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, investment-grade, high-yield, and international fixed-income securities with limited maturities.


TOTAL RETURN FOR PERIODS ENDED 9/30/99

                                                           Market
                                                NAV        price
-------------------------------------------------------------------------
1 year                                         1.35%      -9.09%
-------------------------------------------------------------------------
5 years                                       41.84       35.87
Annual average                                 7.24        6.32
-------------------------------------------------------------------------
10 years                                     126.24       98.92
Annual average                                 8.51        7.12
-------------------------------------------------------------------------
Life of fund
(since 4/29/88)                              144.85       94.53
Annual average                                 8.16        6.00
-------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                     Lehman Bros.  Salomon Bros.
                        Govt.         Non-U.S.    First Boston
                    Intermediate     World Govt.   High Yield       Consumer
                     Bond Index      Bond Index    Index           price index
------------------------------------------------------------------------------
1 year                  0.78%           1.53%          3.95%          2.75%
------------------------------------------------------------------------------
5 years                39.74           36.11          51.18          12.38
Annual average          6.92            6.36           8.62           2.36
------------------------------------------------------------------------------
10 years              105.51          137.21         171.90          34.32
Annual average          7.47            9.02          10.52           2.99
------------------------------------------------------------------------------
Life of fund
(since 4/29/88)       131.42          127.38         199.73          43.38
Annual average          7.63            7.46          10.09           3.21
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

------------------------------------------------------------------
Distributions
------------------------------------------------------------------
Number                                 12
------------------------------------------------------------------
Income                              $0.557
------------------------------------------------------------------
Return of capital1                   0.123
------------------------------------------------------------------
 Total                              $0.680
------------------------------------------------------------------
Share value                      NAV       Market price
------------------------------------------------------------------
9/30/98                         $8.14         $7.750
------------------------------------------------------------------
9/30/99                          7.57          6.438
------------------------------------------------------------------
Current return
------------------------------------------------------------------
Current dividend rate2           8.73%        10.25%
------------------------------------------------------------------

1 See page 41.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Bros. Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended September 30, 1999

To the Trustees and Shareholders of
Putnam Master Intermediate Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust (the "fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 1999



The fund's portfolio
September 30, 1999

CORPORATE BONDS AND NOTES (49.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.3%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,325,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    1,351,500
            950,000  Big Flower Holdings, Inc. sr. sub. notes 8 7/8s, 2007                                         893,000
            365,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                             382,338
                                                                                                            --------------
                                                                                                                 2,626,838

Aerospace and Defense (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,220,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               1,043,100
            370,000  Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                         316,350
            760,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              668,800
            715,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        711,425
            250,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                244,375
          1,370,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          1,236,425
            445,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      427,200
            150,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                 155,063
            380,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                               343,900
          1,130,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        1,076,325
            330,000  L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                                    304,425
          1,150,000  Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                            1,186,697
          1,400,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                                     1,438,500
                                                                                                            --------------
                                                                                                                 9,152,585

Agriculture (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,979,455  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                 1,811,201

Airlines (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            490,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 452,638
            510,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                      300,900
            840,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        672,000
            270,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            224,100
          1,220,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                            780,800
          2,370,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 2004), 2009 (Netherlands) (STP)                                                 1,327,200
          1,140,000  United Pan-Europe N.V. 144A 10 7/8s, 2009 (Netherlands)                                     1,148,550
          2,000,000  US Air Inc. pass through certificates Ser. 93-A2, 9 5/8s, 2003                              1,987,040
                                                                                                            --------------
                                                                                                                 6,893,228

Apparel (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            910,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                               327,600
            905,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 914,050
            405,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  405,000
          1,000,000  William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                              960,000
                                                                                                            --------------
                                                                                                                 2,606,650

Automotive Parts (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            959,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         973,385
            165,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                                 167,475
            850,000  Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                        788,375
          1,000,000  Federal Mogul Corp. notes 7 1/2s, 2009                                                        902,630
          1,890,000  Federal Mogul Corp. notes 7 3/8s, 2006                                                      1,751,047
            390,000  Hayes Lemmerz International, Inc. company guaranty Ser. B,
                       8 1/4s, 2008                                                                                343,200
          1,000,000  Hayes Wheels International, Inc. 144A sr. sub. notes 9 1/8s, 2007                             935,000
            135,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                       9 1/8s, 2007                                                                                133,481
            900,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            918,000
            410,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        393,600
          2,780,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     2,675,750
            200,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                       10 1/8s, 2007                                                                               128,000
            390,000  Transportation Manufacturing Operations Inc. 144A
                       company guaranty 11 1/4s, 2009                                                              388,050
                                                                                                            --------------
                                                                                                                10,497,993

Banks (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,800,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                       2,814,000
            900,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  720,000
            500,000  First Federal Financial Corp. notes 11 3/4s, 2004                                             505,000
            200,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                    188,000
            120,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                     112,800
                                                                                                            --------------
                                                                                                                 4,339,800

Basic Industrial Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Koppers Industries, Inc. 144A company guaranty 9 7/8s, 2007                                   124,600
            350,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                119,000
             70,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                       62,300
                                                                                                            --------------
                                                                                                                   305,900

Broadcasting (3.7%)
--------------------------------------------------------------------------------------------------------------------------
             10,263  Australis Media, Ltd. sr. disc. notes stepped-coupon 1 3/4s,
                       (15 3/4s 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                                1
          1,420,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2006 (STP)                                                     1,235,400
            765,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                               642,600
          2,025,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            2,040,188
            992,462  Capstar Broadcasting bank term loan FRN 4.999s, 2005                                          994,943
            115,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s,
                       2004 (Bermuda)                                                                               46,000
          2,370,000  Chancellor Media Corp. company guaranty 8s, 2008                                            2,298,900
            396,020  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                       406,911
          1,550,000  Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                    1,519,000
            910,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             837,200
          1,980,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             2,009,700
          2,260,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      2,180,900
            375,000  Jacor Communications, Inc. company guaranty Ser. B,
                       8 3/4s, 2007                                                                                393,750
            700,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                     791,000
            650,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      656,500
            610,000  Paxson Communications Corp. 144A sr. sub. notes
                       11 5/8s, 2002                                                                               631,350
          2,060,000  Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                                 1,977,600
            200,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                    216,000
            997,000  PHI Holdings, Inc. sr. sub. notes zero %, 2001                                                837,281
            275,000  Radio One, Inc. company guaranty stepped-coupon Ser. B, 7s,
                       (12s, 5/15/00), 2004 (STP)                                                                  284,625
            986,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                 1,094,460
            510,000  SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                          469,200
            525,000  Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                       522,375
          2,000,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                    1,890,000
            200,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                    187,000
          1,210,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                    1,343,100
          2,870,000  TV Azteca S.A. de C.V. sr. notes Ser. B, 10 1/2s, 2007 (Mexico)                             2,224,250
                                                                                                            --------------
                                                                                                                27,730,234

Building and Construction (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                                58,500
            230,000  Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                                 219,650
          2,870,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 2,633,225
          1,030,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       515,000
            290,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                  268,250
            410,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                 397,700
            520,000  Toll Corp. company guaranty 8 1/8s, 2009                                                      492,700
                                                                                                            --------------
                                                                                                                 4,585,025

Building Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            195,000  American Standard, Inc. company guaranty 7 5/8s, 2010                                         175,500
            540,000  Building Materials Corp. company guaranty 8s, 2008                                            494,100
                                                                                                            --------------
                                                                                                                   669,600

Business Equipment and Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            745,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                      748,725
          2,000,000  Iron Mountain, Inc. company guaranty 10 1/8s, 2006                                          2,070,000
          1,320,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           1,240,800
            125,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                  121,250
            989,130  Outsourcing Solutions, Inc. bank term loan FRN 8 5/8s, 2003                                   959,457
          1,000,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             1,060,000
            710,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        362,100
                                                                                                            --------------
                                                                                                                 6,562,332

Cable Television (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,130,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              994,400
          1,423,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                                1,437,230
            166,000  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)                                    166,830
            718,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                  676,715
            150,000  Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                          134,813
            760,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                           729,600
            530,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           507,475
          5,040,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                              4,687,200
          1,625,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                   1,714,603
            180,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                  181,593
          2,365,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   2,341,279
            550,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     522,874
            270,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00),
                       2005 (United Kingdom) (STP)                                                                 242,325
          3,500,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02),
                       2007 (United Kingdom) (STP)                                                               2,756,250
          2,750,000  Grupo Televisa S.A. de C.V. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                            2,282,500
            140,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 148,750
          1,000,000  Jones Intercable, Inc. sr. notes 8 7/8s, 2007                                               1,067,500
          2,050,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                             2,085,875
          1,450,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                               1,435,500
            840,000  Lamar Media Corp. company guaranty 8 5/8s, 2007                                               827,400
            170,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                                 182,325
            560,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s,
                       2005 (In default) (Argentina) (NON)                                                         263,200
            800,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero % (9 1/4, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                      490,000
                                                                                                            --------------
                                                                                                                25,876,237

Cellular Communications (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,290,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 12/3/99), 2004 (Colombia) (STP)                                                   948,150
          2,418,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                           870,480
            255,000  Conecel Holdings 144A notes Ser. A, 14s, 2000 (In default) (NON)                               25,500
            710,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                           749,050
          2,325,000  McCaw International Ltd sr. disc. notes stepped coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         1,395,000
          3,030,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01),
                       2006 (Luxembourg) (STP)                                                                   2,166,450
          1,400,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                      1,032,500
          1,240,000  NEXTEL Communications, Inc. sr. disc. notes 10 1/8s, 2004                                   1,243,100
            950,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9.95s, 2/15/03), 2008 (STP)                                                         662,625
            135,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 10/31/02), 2007 (STP)                                                        95,513
            645,000  Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                               657,900
                                                                                                            --------------
                                                                                                                 9,846,268

Chemicals (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,430,000  Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                                  1,322,750
            770,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               719,950
            600,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                               561,000
             15,000  Huntsman Corp. 144A sr. sub. notes FRN 8.8725s, 2007                                           13,350
          1,570,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes 10 1/8s, 2009                               1,530,750
          1,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                             997,500
          1,520,000  Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                  1,504,800
          2,310,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                       2,298,450
            200,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                                   206,500
            466,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      358,820
            336,084  Polytama International notes 11 1/4s, 2007 (Indonesia)                                         60,495
            810,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                                737,100
            660,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                    630,300
            185,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                        37,000
            570,000  Sterling Chemicals Inc. 144A sec. notes 12 3/8s, 2006                                         535,800
            555,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 310,800
                                                                                                            --------------
                                                                                                                11,825,365

Computer Services and Software (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                               85,850
            750,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          757,500
          1,150,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                       1,127,000
            670,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      640,688
          1,245,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                        1,385,063
          1,400,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                         1,354,500
            360,000  Verio Inc. sr. notes 11 1/4s, 2008                                                            367,200
            360,000  Verio Inc. sr. notes 10 3/8s, 2005                                                            357,300
                                                                                                            --------------
                                                                                                                 6,075,101

Conglomerates (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                     925,000
          1,075,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                    516,000
                                                                                                            --------------
                                                                                                                 1,441,000

Consumer Durable Goods (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            630,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   483,525
             50,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                             18,500
            190,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  146,300
            410,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        397,700
                                                                                                            --------------
                                                                                                                 1,046,025

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,050,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              1,110,375
            280,000  Protection One, Inc. sr. disc. notes 13 5/8s, 2005                                            254,800
                                                                                                            --------------
                                                                                                                 1,365,175

Cosmetics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       178,425
            320,000  French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                                288,000
            380,000  Revlon Consumer Products sr. notes 9s, 2006                                                   343,900
          1,700,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        1,385,500
          1,390,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                             1,240,575
                                                                                                            --------------
                                                                                                                 3,436,400

Electric Utilities (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,050,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                981,750
          1,500,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        1,506,240
            700,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                          665,000
          1,000,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                      943,660
          1,810,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             1,739,410
          1,000,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                         1,206,700
          3,000,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                         3,315,870
          1,692,337  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,715,420
            113,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          112,636
          1,130,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                    1,130,000
                                                                                                            --------------
                                                                                                                13,316,686

Electronics and Electrical Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            905,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                       2006 (Canada)                                                                               950,250
            540,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             510,300
            675,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            664,875
            120,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            79,200
          1,160,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                  1,119,400
            100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   102,000
          1,400,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             1,207,500
             15,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                    12,938
            570,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  478,800
                                                                                                            --------------
                                                                                                                 5,125,263

Energy-Related (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            279,756  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     281,496
            272,195  Niagara Mohawk Power Corp. sr. notes Ser. E, 7 3/8s, 2003                                     273,548
          1,290,000  Panda Global Energy Co. company guaranty 12 1/2s,
                       2004 (China)                                                                                735,300
            400,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       198,000
                                                                                                            --------------
                                                                                                                 1,488,344

Entertainment (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                           229,600
            640,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           534,400
          2,240,000  ITT Corp. notes 6 3/4s, 2005                                                                2,016,448
            500,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          471,250
            730,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                689,850
            800,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                             352,000
          1,050,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                            210,000
                                                                                                            --------------
                                                                                                                 4,503,548

Environmental Control (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            910,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10s, 2009                                   848,575
            900,000  Allied Waste Industries, Inc. bank term loan 8.311s, 2007                                     915,444
            740,000  Allied Waste Industries, Inc. bank term loan 8.078s, 2006                                     743,744
          2,610,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                              2,300,063
                                                                                                            --------------
                                                                                                                 4,807,826

Financial Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,050,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  703,500
          1,350,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              1,258,538
          1,060,000  Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                             961,590
            630,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                             387,450
            190,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                          119,700
          1,250,000  Capital One Financial Corp. notes 7 1/4s, 2006                                              1,187,500
            780,000  Cellco Finance Corp. NV 144A sr. sub. notes 15s,
                       2005 (Netherlands)                                                                          820,950
            120,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                    41,400
          1,340,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   455,600
          1,320,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   316,800
            750,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               600,000
            125,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                        99,844
            500,000  Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                       305,000
          1,500,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                              1,575,000
          1,710,000  RBF Finance Co. company guaranty 11s, 2006                                                  1,765,575
            120,000  Resource America, Inc. 144A sr. notes 12s, 2004                                               102,000
                                                                                                            --------------
                                                                                                                10,700,447

Food and Beverages (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Ameriserve Food Co. 144A sec. notes 12s, 2006                                               1,466,250
            500,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                            325,000
            665,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        669,988
            920,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                  926,900
            400,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                      320,000
            990,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                          623,700
          2,050,000  Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                              2,009,000
          1,210,000  Trairc Consumer Products, Inc. 144A sr. sub. notes 10 3/4s, 2009                            1,170,675
            690,000  Vlassic Foods Intl. Inc. 144A sr. sub. notes 10 1/4s, 2009                                    621,000
                                                                                                            --------------
                                                                                                                 8,132,513

Gaming (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            860,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                              881,500
          1,950,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               1,891,500
          1,245,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       1,102,136
          1,370,300  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                                     1,301,785
            720,000  Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                       2004 (In default) (NON)                                                                     387,000
            270,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     253,892
          1,440,000  Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                       1,450,800
            510,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                    489,600
            990,000  Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                       935,550
          1,710,000  International Game Technology sr. notes 7 7/8s, 2004                                        1,633,050
            150,000  Isle of Capri Black Hawk LLC 1st mortgage Ser. B, 13s, 2004                                   162,750
          2,000,000  Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                    1,960,000
            680,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           659,600
            500,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  223,750
          1,320,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                          1,336,606
                                                                                                            --------------
                                                                                                                14,669,519

Health Care (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            530,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              463,835
          2,310,000  Conmed Corp. company guaranty 9s, 2008                                                      2,125,200
          1,250,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                                750,000
            660,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     514,800
          1,000,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                          160,000
            380,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                           64,600
          1,390,000  Lifepoint Hospital Holdings 144A sr. sub. notes 10 3/4s, 2009                               1,386,525
            921,233  Magellan Health bank term loan FRN 8s, 2005                                                   875,171
            310,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                       zero % Ser. B, (10 1/2s, 11/1/02), 2007 (STP)                                                15,500
          1,480,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                 88,800
          1,130,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                               1,079,150
          1,590,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  604,200
          1,045,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                710,600
          1,005,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                       2007 (In default) (NON)                                                                     100,500
            500,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                       2008 (In default) (NON)                                                                      50,000
            370,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            351,500
            230,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                                 225,400
            500,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                         457,500
          1,370,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                       1,246,700
            470,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                        467,650
                                                                                                            --------------
                                                                                                                11,737,631

Lodging (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            830,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                           722,100
            220,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                            203,500
          1,665,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  1,486,013
          1,750,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                   1,793,750
            550,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                               528,000
          1,000,000  Starwood Hotels & Resorts bank term loan 7.861s, 2003                                       1,000,000
          2,240,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                2,115,098
            360,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                       334,800
            740,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     669,700
                                                                                                            --------------
                                                                                                                 8,852,961

Manufacturing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,020,000  Blount, Inc. 144A sr. sub. notes 13s, 2009                                                  1,050,600
          1,000,000  Blount, Inc. bank term loan FRN 9.315s, 2006                                                  997,500
                                                                                                            --------------
                                                                                                                 2,048,100

Medical Supplies and Devices (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                    315,350
            550,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                 570,625
            140,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  100,800
            500,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            390,000
            560,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                              140,000
            610,000  Mediq, Inc. company guaranty 11s, 2008                                                        396,500
                                                                                                            --------------
                                                                                                                 1,913,275

Metals and Mining (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                        980,000
            200,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007 (In default) (NON)                       74,000
          1,000,000  Armco, Inc. sr. notes 9s, 2007                                                              1,002,500
          1,440,000  Better Minerals & Aggregates Co. 144A sr. sub. notes 13s, 2009                              1,445,400
            210,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          123,900
          1,030,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        772,500
            470,000  Neenah Corp. company guaranty Ser. F, 11 1/8s, 2007                                           432,400
          1,250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   1,240,625
            490,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             463,050
                                                                                                            --------------
                                                                                                                 6,534,375

Motion Picture Distribution (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008                                              1,248,000
          2,142,000  Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 5/8s, 3/1/03), 2008 (STP)                                                        642,600
                                                                                                            --------------
                                                                                                                 1,890,600

Networking (--%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                      212,100

Oil and Gas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            640,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  464,000
             75,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    45,750
          1,000,000  Cliffs Drilling Co. company guaranty Ser. D, 10 1/4s, 2003                                    977,500
            550,000  Coda Energy Inc. company guaranty Ser. B, 10 1/2s, 2006                                       565,125
            220,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                               226,600
            450,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                   442,076
            350,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                    349,269
            270,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                    276,750
          1,320,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                    1,313,400
            680,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                      656,200
            890,000  Petro Geo-Services notes 7 1/2s, 2007 (Norway)                                                878,946
            300,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                        286,500
            360,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          144,000
          1,050,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                               1,068,375
            500,000  Vintage Petroleum sr. sub. notes 9s, 2005                                                     495,000
            500,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                               175,000
                                                                                                            --------------
                                                                                                                 8,364,491

Packaging and Containers (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              112,200
            480,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      465,600
            990,000  Jefferson Smurfit bank term loan 8.65s, 2006                                                  991,238
            665,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                             532,000
            370,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                     359,940
            700,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                    657,881
          1,110,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  1,046,841
          1,080,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            1,090,800
            918,441  Packaging Corp. bank term loan FRN 5 1/2s, 2007                                               918,441
          2,170,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                                2,045,225
            450,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                                  446,625
                                                                                                            --------------
                                                                                                                 8,666,791

Paper and Forest Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            215,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                        201,025
            780,000  Impac Group Inc. company guaranty Ser. B, 10 1/8s, 2008                                       694,200
          1,035,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                       2007 (Indonesia)                                                                            579,600
            780,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                            791,700
          1,080,000  Pindo Deli Finance Mauritius Ltd. company guaranty 10 3/4s,
                       2007 (Indonesia)                                                                            604,800
          1,745,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                       2004 (Indonesia)                                                                            994,650
          1,513,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        1,320,093
            850,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                              786,250
                                                                                                            --------------
                                                                                                                 5,972,318

Pharmaceuticals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         893,250
            660,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                         602,250
                                                                                                            --------------
                                                                                                                 1,495,500

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 95,000

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            375,000  Affinity Group Holdings sr. notes 11s, 2007                                                   346,875
          1,545,000  American Media Operation, Inc. sr. sub. notes 10 1/4s, 2009                                 1,494,788
            750,000  Garden State Newspapers sr. sub. notes Ser. B, 8 3/4s, 2009                                   708,750
          1,450,000  Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                         1,305,000
          1,390,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   1,264,900
             77,614  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                      70,629
            100,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                      98,000
                                                                                                            --------------
                                                                                                                 5,288,942

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            290,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                      200,100
          1,300,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                    1,140,750
                                                                                                            --------------
                                                                                                                 1,340,850

Recreation (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,775,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  2,608,500

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           435,000

Retail (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            560,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                   490,000
            315,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    285,075
            600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    600,000
            440,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    368,500
          1,745,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                               1,649,025
            260,000  Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                                                     257,400
                                                                                                            --------------
                                                                                                                 3,650,000

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            700,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                     745,500

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,375,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  1,347,500
            670,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             611,375
                                                                                                            --------------
                                                                                                                 1,958,875

Shipping (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            145,000  International Shipholding Corp. sr. notes 9s, 2003                                            145,000
            240,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        220,800
          1,590,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                             1,621,800
                                                                                                            --------------
                                                                                                                 1,987,600

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                      596,300

Steel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,570,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                1,444,400
            930,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       883,500
            920,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                           913,100
                                                                                                            --------------
                                                                                                                 3,241,000

Supermarkets (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     164,500
          1,250,000  Southland Corp. deb. Ser. B, 4s, 2004                                                         962,500
                                                                                                            --------------
                                                                                                                 1,127,000

Telecommunications (8.4%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                         23,000
          1,320,000  Alaska Communications Systems 144A sr. sub. notes
                       9 3/8s, 2009                                                                              1,237,500
            230,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              249,550
          1,055,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 3/4s, 2/15/03), 2008 (STP)                                                       685,750
            300,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    166,500
            480,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                     302,400
            460,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                            450,800
            965,000  Caprock Communications Corp. sr. notes 11 1/2s, 2009                                          936,050
            750,000  Carrier1 International S.A. 144A sr. notes 13 1/4s,
                       2009 (Switzerland)                                                                          750,000
          2,660,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01),
                       2006 (United Kingdom) (STP)                                                               2,174,550
          1,115,000  Covad Communications Group sr. disc. notes stepped-coupon
                       Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                                              568,650
          1,400,000  Covad Communications Group sr. notes 12 1/2s, 2009                                          1,316,000
          4,455,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B, zero %
                       (12 1/2s, 03/01/03), 2008 (STP)                                                           1,559,250
          3,090,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   3,043,650
          1,500,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                             1,575,000
          1,110,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  621,600
            535,000  Esprit Telecom Group PLC sr. notes 11 1/2s,
                       2007 (United Kingdom)                                                                       543,025
          2,050,000  Firstworld Communication Corp. sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/03), 2008 (STP)                                                         1,045,500
          2,050,000  Focal Communications Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                            1,153,125
          2,910,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                2,990,025
          1,000,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                               1,010,000
          2,937,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     2,232,120
          1,210,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                         568,700
            380,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    319,200
            650,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                               682,500
            940,000  Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s, 2007                              944,700
            860,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                     748,200
          3,750,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              2,081,250
          1,150,000  Insight Midwest 144A sr. notes 9 3/4s, 2009                                                 1,160,063
            520,000  Interact Systems, Inc. 144A 14s, 2003                                                          83,200
            670,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                               448,900
          1,600,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                1,376,000
            790,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                                675,450
          2,590,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     2,253,300
          1,360,000  IPC Information Systems, Inc. sr. disc. notes 10 7/8s, 2008                                 1,006,400
          1,110,000  KMC Telecom Holdings, Inc. 144A sr. notes 13 1/2s, 2009                                     1,076,700
          2,445,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                     1,222,500
          2,120,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (11 7/8s, 10/15/02), 2007 (STP)                                                           1,234,900
            610,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      512,400
          1,270,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                        1,060,450
             60,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                       zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                               37,800
            100,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                       2007 (Poland)                                                                                88,000
          1,180,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                             1,309,800
          1,810,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       1,828,100
            600,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                      642,000
          1,765,000  NTL, Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                      1,800,300
            310,000  NTL, Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                               204,600
            280,000  Onepoint Communications, Inc. company guaranty Ser. B,
                       14 1/2s, 2008                                                                               182,000
          1,260,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         683,550
            510,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         404,292
            670,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           493,395
            520,000  Qwest Communications International, Inc. sr. notes Ser. B,
                       7 1/4s, 2008                                                                                503,521
          1,720,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                               842,800
            390,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                       2004 (Mexico)                                                                               300,300
            860,000  Startec Global Communications Corp. sr. notes 12s, 2008                                       713,800
          1,645,000  Telecom Tech, Inc. company guaranty 9 3/4s, 2008                                            1,562,750
            410,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        102,500
            160,000  TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008                                      178,000
            960,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                               504,000
          1,115,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      1,020,225
          1,300,000  Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                            1,309,750
            730,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                   722,700
          1,900,000  Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                                 1,885,731
          1,770,000  WinStar Communications, Inc. sr. sub. notes 11s, 2008                                       1,539,900
          1,590,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                       1,319,700
          1,120,000  Worldwide Fiber, Inc. 144A sr. notes 12s, 2009                                              1,094,800
                                                                                                            --------------
                                                                                                                63,363,172

Telephone Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,470,000
          1,880,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (10.8s, 5/15/04), 2009 (Canada) (STP)                                                       996,400
          1,440,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (9.27s, 8/15/02), 2007 (Canada) (STP)                                                       849,600
          1,630,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                       839,450
            520,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                        416,000
            170,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                       144,500
          1,370,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             1,195,325
            380,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                     278,350
            280,000  Globo Communicacoes 144A company guaranty 10 1/2s,
                       2006 (Brazil)                                                                               207,200
          1,142,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      1,199,100
            160,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      80,000
          1,500,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                       (10 1/2s, 3/1/02), 2007 (STP)                                                             1,177,500
          1,580,000  McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                      1,572,100
            970,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                                853,600
            180,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             116,100
          1,340,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                     1,333,300
            450,000  RSL Communications, Ltd. 144A company guaranty
                       10 1/2s, 2008                                                                               409,500
            200,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                        167,000
            760,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 8/15/01), 2006 (STP)                                                              703,836
            275,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      307,876
            115,000  Transtel S.A. pass through certificates 12 1/2s, 2007                                          56,350
            500,000  US Xchange LLC sr. notes 15s, 2008                                                            487,500
            270,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                              151,200
          3,300,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                        3,102,000
                                                                                                            --------------
                                                                                                                18,113,787

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            960,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              220,800
            190,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         180,025
            580,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                     543,750
            700,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                                654,500
                                                                                                            --------------
                                                                                                                 1,599,075

Transportation (--%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 336,000

Wireless Communications (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            550,000  Allbritton Communications Co. sr. sub. deb. Ser. B, 9 3/4s, 2007                              547,250
          3,090,000  Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                           2,950,950
            390,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                               278,850
            670,000  Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (14 3/4s, 12/15/00), 2005 (STP)                                                      629,800
            490,000  Omnipoint Corp. 144A sr. notes 11 1/2s, 2009                                                  504,700
            620,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         471,200
            255,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      76,500
            750,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon zero %,
                       (11 5/8s, 4/15/04), 2009 (STP)                                                              433,114
                                                                                                            --------------
                                                                                                                 5,892,364
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $412,474,901)                                    $  371,504,210

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (7.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corp.
     $      368,038    7s, February 1, 2012                                                                 $      368,152
             98,268    6 1/2s, September 1, 2002                                                                    97,315
                     Federal National Mortgage Association
                       Pass-Through Certificates
              3,363    8 1/2s, March 1, 2006                                                                         3,456
          1,745,198    7s, May 1, 2011                                                                           1,743,558
            858,609    6 1/2s, with due dates from August 1, 2010 to August 1, 2013                                842,510
                     Government National Mortgage Association
                       Pass-Through Certificates
          8,111,303    8s, with due dates from July 15, 2023 to March 15, 2028                                   8,288,747
         22,890,128    7 1/2s, with due dates from January 15, 2023 to
                       December 15, 2025                                                                        22,983,096
         16,771,983    7s, with due dates from April 15, 2023 to June 15, 2028                                  16,479,731
          2,096,450    6 1/2s, with due dates from December 15, 2027 to
                       January 15, 2029                                                                          2,011,222
                                                                                                            --------------
                                                                                                                52,817,787

U.S. Treasury Obligations (15.1%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          9,540,000    12 3/8s, May 15, 2004 (SEG)                                                              11,953,334
         12,680,000    11 5/8s, November 15, 2004                                                               15,768,721
                     U.S. Treasury Notes
            745,000    6s, August 15, 2009                                                                         751,049
            205,000    6s, August 15, 2004                                                                         206,986
          4,635,000    5 1/2s, May 15, 2009                                                                      4,485,104
          2,320,000    5 1/2s, July 31, 2001                                                                     2,314,200
         61,395,000    5 1/4s, May 15, 2004                                                                     60,003,789
          6,375,000    5 1/4s, May 31, 2001                                                                      6,336,176
         12,215,000    4 7/8s, March 31, 2001                                                                   12,089,063
            465,000    4 3/4s, November 15, 2008                                                                   423,295
                                                                                                            --------------
                                                                                                               114,331,717
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $170,738,153)                                                                  $  167,149,504

FOREIGN GOVERNMENT BONDS AND NOTES (19.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD      13,700,000  Argentina (Republic of) unsub. 11 3/4s, 2009                                           $   13,220,500
AUD      16,765,000  Australia (Government of) bonds Ser. 1007, 10s, 2007                                       13,494,789
USD      23,700,000  Brazil (Government of) bonds 11 5/8s, 2004                                                 22,249,560
CAD       8,025,000  Canada (Government of) bonds Ser. WB60,
                       7 1/4s, 2007                                                                              5,974,155
CAD      24,850,000  Canada (Government of) bonds 6s, 2008                                                      17,237,082
CAD      11,575,000  Canada (Government of) bonds 5 1/2s, 2009                                                   7,758,233
USD       1,450,000  Colombia (Republic of) unsub. 9 3/4s, 2009                                                  1,243,375
USD         560,000  Colombia (Republic of) unsub. 8 5/8s, 2008                                                    450,800
EUR      11,045,000  Germany (Federal Republic of) bonds 4 1/8s, 2004                                           11,654,507
USD       5,500,000  Russia (Federation of) unsub. 10s, 2007                                                     2,310,000
SEK      79,900,000  Sweden (Government of) bonds 9s, 2009                                                      12,101,329
SEK      60,900,000  Sweden (Government of) bonds Ser. 1041, 6s, 2005                                            7,662,185
SEK       7,000,000  Sweden (Government of) bonds Ser. 1039,
                       5 1/2s, 2002                                                                                871,160
GBP       2,715,000  United Kingdom Treasury bonds 10s, 2003                                                     5,033,610
GBP       1,775,000  United Kingdom Treasury bonds 8s, 2000                                                      2,994,873
GBP       2,730,000  United Kingdom Treasury bonds 7 1/4s, 2007                                                  4,857,854
USD      13,935,000  United Mexican States bonds Ser. XW, 10 3/8s, 2009                                         14,102,220
USD       2,940,000  United Mexican States sr. notes Ser. EMTN,
                       9 3/4s, 2005                                                                              2,964,990
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $149,651,120)                                                                  $  146,181,222

COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,660,000  Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                       Class D, 6.977s, 2030                                                                $    1,562,994
         50,652,322  First Union-Lehman Brothers Commercial Mortgage Co.
                       Ser. 98-C2, Interest Only (IO), 0.617s, 2028                                              1,901,443
            586,836  Fannie Mae Ser. 1998-30, Class TH, IO, 6 1/2s 2012                                            109,298
                     Freddie Mac
            410,456    Ser. 1717, Class L, 6 1/2s, 2024                                                            400,050
          5,865,686    Ser. 1954, Class MG, IO, 6s, 2027                                                         1,776,203
          1,338,000    Ser. 2039, Class PI, IO, 6 1/2s, 2012                                                       221,606
          1,150,110    Ser. 2050, Class PI, IO, 6 1/2s, 2011                                                       208,098
            693,000    Ser. 2100, Class GI, IO, 6 1/2s, 2012                                                       129,071
          1,852,213    Ser. 2103, Class PI, IO, 6 1/2s, 2012                                                       330,064
            964,238    Ser. 2113, Class ZM, 6 1/2s, 2028                                                           867,814
                     Freddie Mac Strip
            539,240    Ser. 176, Principal Only (PO), zero %, 2026                                                 373,761
          1,062,670    Ser. 177, PO, zero %, 2026                                                                  736,563
          1,208,134    Ser. 203, PO, zero %, 2029                                                                  758,859
          1,025,000  GGP-Ivanhoe Ser. 1999-C1, Class G, FRB, 8.666s, 2004                                        1,025,000
            862,000  GGP-Ivanhoe Ser. 1999-C1, Class F, FRB, 7.916s, 2004                                          862,000
          1,990,000  GGP-Ivanhoe Ser. 1999-C1, Class E, FRB, 7.63s, 2009                                         1,990,000
                     Merrill Lynch Mortgage Investors, Inc.
            233,973    Ser. 98-C2, Class A1, 6.22s, 2030                                                           228,160
          4,990,000    Ser. 98-C2, Class D, 6.956s, 2030                                                         4,630,564
         17,771,226    Ser. 96-C2, IO, 1.562s, 2028                                                              1,245,374
         17,967,524    Ser. 98-C2, IO, 1.449s, 2030                                                              1,308,260
            995,000  Morgan Stanley Capital I Ser. 98-XL1, Class E, 7.15s, 2030                                    932,502
                     Mortgage Capital Funding, Inc.
          9,403,439    Ser. 97-MC2, Class X, IO, 1.581s, 2012                                                      661,179
          3,456,814    Ser. 98-MC1, Class X, IO, 0.86s, 2009                                                       133,087
            483,862  Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                       5.9s, 2023                                                                                  480,862
            474,140  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                           466,819
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $24,342,191)                                                                   $   23,339,631

PREFERRED STOCKS (2.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                276  21st Century Telecom Group 144A 13.75% cum. pfd. (PIK)                                 $      138,000
              8,245  AmeriKing, Inc. $3.25 pfd. (PIK)                                                              131,920
              2,459  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                  285,244
                409  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                            376,280
              8,323  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            894,723
             19,200  Diva Systems Corp. Ser. C, $6.00 pfd.                                                          76,800
                381  Dobson Communications Corp. 13.00% pfd.                                                       367,665
              1,435  Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                          1,241,275
                320  First Republic 144A 10.50% pfd.                                                               320,000
             11,765  Fitzgeralds Gaming $3.75 cum. pfd.                                                             23,530
              1,540  Fresenius Medical Capital Trust I company guaranty Ser. D,
                       9.00% pfd. (Germany)                                                                      1,513,050
                900  Fresenius Medical Capital Trust II company guaranty
                       7.875% pfd. (Germany)                                                                       830,250
             13,600  Global Crossing Holdings 144A $10.50 pfd.                                                   1,428,000
              1,503  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                 1,442,880
              1,071  ICG Holdings, Inc., 144A 14.00% pfd. (Canada) (PIK)                                           996,030
              1,574  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                          1,416,600
                520  IXC Communications, Inc. 12.50% pfd. (PIK)                                                    546,000
             14,704  Lady Luck Gaming Corp. $11.25 pfd.                                                            617,568
             32,829  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                    1,625,035
                123  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          1,328,400
              1,105  Spanish Broadcasting Systems 14.25% cum. pfd.                                               1,160,250
                390  WinStar Communications, Inc. 144A 14.25% pfd. (PIK)                                           327,600
                                                                                                            --------------
                     Total Preferred Stocks (cost $18,602,593)                                              $   17,087,100

ASSET-BACKED SECURITIES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,096,000  Chemical Master Credit Card Trust Ser. 95-2, Class A, 6.23s, 2003                      $    1,099,080
            350,000  Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                       7.67s, 2028                                                                                 336,546
          3,280,000  Green Tree Financial Corp. Ser. 98-2, Class A5, 6.24s, 2016                                 3,237,975
            631,790  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                       628,878
          1,132,510  Resolution Trust Corp. Ser. 94-1, Class M1, 7.14s, 2029                                     1,132,510
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $6,375,769)                                        $    6,434,989

BRADY BONDS (0.6%) (a) (cost $3,923,707)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    5,535,678  Venezuela (Republic of) deb. Ser. A, FRB 6.875s, 2007                                  $    4,168,360

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,430,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                     $    1,342,575
            164,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                       zero % (13 7/8s, 12/15/00), 2005 (STP)                                                      196,800
            490,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  379,138
            290,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                273,687
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $2,095,336)                                    $    2,192,200

COMMON STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                150  AmeriKing, Inc. (NON)                                                                  $        1,500
              2,955  Axia Holding Inc. 144A (NON)                                                                   38,415
             72,407  Celcaribe S.A. (Colombia) (NON)                                                                27,153
            209,754  Celcaribe S.A. 144A (Colombia) (NON)                                                          262,193
             12,124  Chesapeake Energy Corp.                                                                        46,981
             23,404  Fitzgerald Gaming Corp.                                                                         5,851
              3,033  Hedstrom Holdings, Inc. 144A (NON)                                                              3,033
              3,770  IFINT Diversified Holdings 144A                                                                 7,540
              5,887  Lady Luck Gaming Corp. (NON)                                                                   47,096
                175  Mothers Work, Inc. (NON)                                                                        1,378
              1,770  NEXTEL Communications, Inc. Class A (NON)                                                     120,028
                255  Paging Do Brazil Holdings Co., LLC 144A, Class B (NON)                                              3
                327  Premium Holdings (L.P.) 144A (NON)                                                              1,308
             71,533  PSF Holdings LLC Class A (NON)                                                                894,163
                113  Spanish Broadcasting System, Inc. (NON)                                                        73,450
             10,050  Specialty Foods Acquisition Corp. (NON)                                                           201
              5,075  Viatel, Inc. (NON)                                                                            150,030
             10,875  WinStar Communications. Inc. (NON)                                                            424,806
                                                                                                            --------------
                     Total Common Stocks (cost $3,211,369)                                                  $    2,105,129

WARRANTS (0.2%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                390  American Mobile Satellite Corp.                                            4/1/08      $       15,600
                480  Bestel S.A. (Mexico)                                                       5/15/05             14,400
                460  Birch Telecommunications, Inc. 144A                                        6/15/08             25,300
                750  Carriel International 144A                                                 2/19/09             15,000
              2,428  Cellnet Data Systems, Inc.                                                 10/1/07             60,700
              1,220  Club Regina, Inc. 144A                                                     12/1/04              1,220
              1,910  Colt Telecommunications Group PLC                                          12/31/06           725,800
              1,500  Comunicacion Cellular 144A (Colombia)                                      11/15/03            81,000
              3,442  Conscel 144A (Ecuador)                                                     10/1/00                344
                475  Diva Systems Corp.                                                         5/15/06             85,500
              6,426  Diva Systems Corp.                                                         3/1/08              51,408
             13,775  DTI Holdings, Inc.                                                         3/1/08                 138
                 10  E. Spire Communications, Inc.                                              11/1/05                100
                830  Epic Resorts                                                               6/15/05                  8
                255  Esat Holdings, Inc. (Ireland)                                              2/1/07              17,850
              2,050  Firstworld Communication                                                   4/15/08            143,500
                770  Hyperion Telecommunications 144A                                           4/15/01             96,250
              9,768  ICG Communications                                                         10/15/05           175,824
                520  Interact Systems, Inc.                                                     8/1/03                   5
                700  Intermedia Communications                                                  6/1/00              63,175
                245  International Wireless Communications
                       Holdings 144A                                                            8/15/01                  0
                400  Iridium World Com 144A                                                     7/15/05                  4
              2,085  KMC Telecom Holdings, Inc.                                                 4/15/08              6,255
              1,180  Knology Holdings, Inc. 144A                                                10/15/07             2,950
                160  Long Distance International, Inc. 144A                                     4/13/08                320
                930  McCaw International Ltd.                                                   4/15/07              3,953
                560  Mediq, Inc. 144A                                                           6/1/09                   6
                840  MGC Communications, Inc. 144A                                              10/1/04             75,180
                280  Onepoint Communications, Inc.                                              6/1/08                 280
                620  Orbital Imaging Corp. 144A                                                 3/1/05              12,400
              1,840  Pagemart, Inc. 144A                                                        12/31/03            13,800
                990  Pathnet, Inc. 144A                                                         4/15/08              9,900
                960  Paxson Communications Corp. 144A                                           6/30/03              3,840
                860  Startec Global Communications Corp.                                        5/15/08                860
                185  Sterling Chemicals Holdings                                                8/15/08              2,220
                410  Telehub Communications Corp.                                               7/31/05              4,100
              1,260  UIH Australia/Pacific, Inc. 144A                                           5/15/06             37,800
                730  Versatel 144A                                                              5/15/08            116,800
                100  Wright Medical Technology, Inc. 144A                                       6/30/03                  1
                                                                                                            --------------
                     Total Warrants (cost $815,426)                                                         $    1,863,791

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                600  Australis Media, Ltd. units stepped-coupon zero %
                       (15 3/4s, 5/15/00), 2003 (In Default) (Australia) (STP) (NON)                        $           60
                490  Cybernet 144A units 14s, 2009                                                                 482,650
                840  Pegasus Shipping 144A units company guaranty zero %, 2008                                      84,000
                500  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                                175,000
                                                                                                            --------------
                     Total Units (cost $2,052,909)                                                          $      741,710

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $300,000)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                 30  Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                  $      336,000

SHORT-TERM INVESTMENTS (2.4%) (a) (cost $18,347,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $18,347,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1999 with Goldman Sachs due
                       October 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $18,349,696 for an
                       effective yield of 5.29%                                                             $   18,347,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $812,930,474) (b)                                              $  761,450,846
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $757,533,330.

  (b) The aggregate identified cost on a tax basis is $813,996,392, resulting in gross unrealized appreciation and depreciation of $5,610,231 and $58,155,777, respectively, or net unrealized depreciation of $52,545,546.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      September 30, 1999, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 1999: (as percentage of Market Value)

          Argentina              1.8%
          Australia              1.8
          Brazil                 3.1
          Canada                 5.5
          Germany                1.8
          Mexico                 3.3
          Sweden                 2.7
          United Kingdom         2.8
          United States         74.4
          Other                  2.8
                               -----
          Total                100.0%
                               =====


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1999
(aggregate face value $103,893,295)
                                     Aggregate Face     Delivery    Unrealized
                        Market Value     Value            Date     Appreciation
-------------------------------------------------------------------------------
Danish Krone            $ 4,005,518   $ 3,984,745        2/03/00    $  20,773
Euro                     47,170,702    46,862,319        2/03/00      308,383
Japanese Yen             54,163,835    53,046,231        2/03/00    1,117,604
-------------------------------------------------------------------------------
                                                                   $1,446,760
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1999
(aggregate face value $122,483,727)
                                     Aggregate Face     Delivery    Unrealized
                        Market Value     Value            Date     Depreciation
-------------------------------------------------------------------------------
Australian Dollars      $ 7,099,678   $ 7,050,730        2/03/00   $  (48,948)
British Pounds            5,069,915     5,069,718        2/03/00         (197)
Canadian Dollar          31,811,835    31,227,300        2/03/00     (584,535)
Euro                     30,997,105    30,781,420        2/03/00     (215,685)
Japanese Yen             49,433,690    48,354,559        2/03/00   (1,079,131)
-------------------------------------------------------------------------------
                                                                  $(1,928,496)
-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999
                                                                    Unrealized
                                     Aggregate Face    Expiration  Appreciation/
                         Total Value     Value            Date    (Depreciation)
-------------------------------------------------------------------------------
Bank Accept (Short)     $16,335,197   $16,293,018        Dec-99     $ (42,179)
Euro Euribor (Short)     10,228,765    10,237,766        Dec-00         9,001
Euro Euribor (Short)      1,292,012     1,292,401        Dec-99           389
Euro Euribor (Long)       7,771,500     7,760,990        Mar-00        10,510
Euro Euribor (Short)      7,993,400     7,979,171        Jun-00        14,229
Euro Euribor (Long)      31,902,855    31,894,430        Jun-00        (8,425)
Euro Euribor (Short)      1,019,566     1,020,717        Jun-01         1,151
Euro Euribor (Short)      1,290,010     1,289,704        Mar-00          (306)
Euro Euribor (Short)      1,021,542     1,024,412        Mar-01         2,870
Euro Euribor (Short)      1,026,454     1,028,836        Sep-00         2,382
Euro Schatz (Long)        4,867,429     4,873,806        Dec-99        (6,377)
Euroyen (Long)           20,181,279    20,172,702        Jun-00         8,577
Euroyen (Long)           13,386,018    13,383,016        Mar-00         3,002
Euroyen (Short)          33,511,841    33,501,250        Sep-00       (10,591)
GBP Euribor (Long)       30,765,584    30,729,322        Jun-00        36,262
GBP Euribor (Long)        9,180,292     9,163,905        Dec-00        16,387
U.S. Treasury Note 10yr
(Short)                  21,804,750    21,701,619        Dec-99      (103,131)
-------------------------------------------------------------------------------
                                                                    $ (66,249)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $812,930,474) (Note 1)                                            $761,450,846
-----------------------------------------------------------------------------------------------
Foreign currency (cost $242,595)                                                        245,626
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            16,911,017
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,681,880
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        1,446,760
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        789,404
-----------------------------------------------------------------------------------------------
Total assets                                                                        784,525,533

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      1,890,360
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             48,921
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 5,484,063
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     15,804,518
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,392,963
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               87,178
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            47,846
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,598
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           1,928,496
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           250,892
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   54,368
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    26,992,203
-----------------------------------------------------------------------------------------------
Net assets                                                                         $757,533,330

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $862,198,016
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (5,255,468)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                              (47,271,369)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (52,137,849)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $757,533,330

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($757,533,330 divided by 100,133,127 shares)                    $7.57
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $98,884)                                    $ 64,210,451
-----------------------------------------------------------------------------------------------
Dividends                                                                             1,494,273
-----------------------------------------------------------------------------------------------
Total investment income                                                              65,704,724

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      5,635,256
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          900,686
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        20,487
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         10,379
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  70,539
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 70,319
-----------------------------------------------------------------------------------------------
Legal                                                                                    32,782
-----------------------------------------------------------------------------------------------
Postage                                                                                 155,569
-----------------------------------------------------------------------------------------------
Other                                                                                   142,972
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   288,874
-----------------------------------------------------------------------------------------------
Total expenses                                                                        7,327,938
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (42,852)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          7,285,086
-----------------------------------------------------------------------------------------------
Net investment income                                                                58,419,638
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (26,226,175)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,671,810)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions                                    5,775,814
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                    2,394,288
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
TBA sale commitments during the year                                                (28,417,765)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (48,145,648)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 10,273,990
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 58,419,638    $ 55,514,106
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (22,122,171)    (14,776,228)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (26,023,477)    (36,989,992)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 10,273,990       3,747,886
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income                                                        (55,752,154)    (55,414,822)
---------------------------------------------------------------------------------------------------------------
  From return of capital                                                            (12,290,601)             --
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of
Putnam Intermediate Government Income Trust (Note 5)                                         --     528,345,195
---------------------------------------------------------------------------------------------------------------
Increase in capital shares transactions from reinvestment
of distributions                                                                        960,273              --
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (56,808,492)    476,678,259

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   814,341,822     337,663,563
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $5,255,468 and
$13,561,328, respectively)                                                         $757,533,330    $814,341,822
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                             100,014,650      38,435,338
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of
Putnam Intermediate Government Income Trust (Note 5)                                         --      61,579,312
---------------------------------------------------------------------------------------------------------------
Shares increased issued in connection with reinvestment
of distributions                                                                        118,477              --
---------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                   100,133,127     100,014,650
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.14            $8.79            $8.58            $8.38            $8.13
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .58              .71              .64              .63              .67
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.47)            (.67)             .21              .19              .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .11              .04              .85              .82              .88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.56)            (.69)            (.64)            (.61)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.12)              --               --             (.01)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.68)            (.69)            (.64)            (.62)            (.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.57            $8.14            $8.79            $8.58            $8.38
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                      $6.438           $7.750           $8.125           $7.500           $7.375
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                                 (9.09)            3.91            17.54            10.34            10.90
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $757,533         $814,342         $337,664         $332,537         $326,735
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .93              .92             1.04              .99             1.03
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            7.39             8.13             7.47             7.44             8.24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             133.72           179.84(c)        220.61           232.90           219.63
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Intermediate Government Income Trust.



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector (formerly the U.S. government sector), high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate and convertible bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities in excess of maturity value is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At month September 30, 1999, the fund had a capital loss carryover of approximately $21,675,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
--------------                 ------------------
     $ 253,000                 September 30, 2002
     7,035,000                 September 30, 2003
     2,793,000                 September 30, 2004
     1,554,000                 September 30, 2005
    10,040,000                 September 30, 2007

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $5,638,376 to decrease distributions in excess of net investment income and $8,443,867 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,805,491. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 1999, fund expenses were reduced by $42,852 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $991 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended September 30, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $546,282,198 and $369,214,137, respectively. Purchases and sales of U.S. government obligations aggregated $464,359,306 and $654,702,695, respectively.

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 1999, the fund repurchased no shares. As of September 30, 1999, 570,000 shares have been repurchased since the inception of the program.

Note 5
Acquisition of Putnam
Intermediate Government
Income Trust

On January 23, 1998, the fund issued 61,579,312 shares to the shareholders of Putnam Intermediate Government Income Trust to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The assets of the fund and Putnam Intermediate Government Income Trust on January 23, 1998, valuation date, were $329,648,831 and $528,345,195 respectively. On January 23, 1998, Putnam Intermediate Government Income Trust had unrealized depreciation of $1,224,904. The aggregate net assets of the fund immediately following the acquisition were $857,994,026.


Federal tax information
(Unaudited)

The fund has designated 2.66% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Results of June 3, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 3, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                                Votes
                                             Votes for         withheld

Jameson Adkins Baxter                        62,000,978       3,540,362
Hans H. Estin                                61,999,980       3,541,360
John A. Hill                                 62,046,160       3,495,180
Ronald J. Jackson                            62,042,526       3,498,814
Paul L. Joskow                               61,984,813       3,556,527
Elizabeth T. Kennan                          61,941,332       3,600,008
Lawrence J. Lasser                           62,029,385       3,511,955
John H. Mullin III                           62,007,973       3,533,367
Robert E. Patterson                          62,049,384       3,491,956
William F. Pounds                            61,977,588       3,563,752
George Putnam                                61,964,920       3,576,420
George Putnam, III                           61,986,630       3,554,710
A.J.C. Smith                                 62,040,430       3,500,910
W. Thomas Stephens                           62,008,331       3,533,009
W. Nicholas Thorndike                        62,004,706       3,536,634

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 62,952,059 votes for, and 1,049,211 votes against, with 1,540,070 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to diversification was approved as follows:
50,697,526 votes for, and 4,970,274 votes against, with 9,873,540 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer was approved as follows: 50,094,304 votes for, and 5,225,604 votes against, with 10,221,432 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:
48,217,363 votes for, and 7,047,239 votes against, with 10,276,738 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 48,436,801 votes for, and 6,922,700 votes against, with 10,181,839 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 49,732,855 votes for, and 5,756,757 votes against, with 10,051,728 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 49,089,395 votes for, and 6,313,546 votes against, with 10,138,399 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows:
47,913,344 votes for, and 7,359,267 votes against, with 10,268,729 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
47,803,609 votes for, and 7,472,855 votes against, with 10,264,876 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows:
48,087,658 votes for, and 7,107,946 votes against, with 10,345,736 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 48,292,213 votes for, and 6,913,754 votes against, with 10,335,373 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to investments in oil, gas and mineral interests was approved as follows: 49,850,581 votes for, and 5,707,697 votes against, with 9,983,062 abstentions and broker non-votes.

A proposal to approve to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 49,324,726 votes for, and 5,975,897 votes against, with 10,240,717 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Robert M. Paine
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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